OTHER REAL ESTATE	12 Months Ended
Dec. 31, 2021
OTHER REAL ESTATE [Abstract]
OTHER REAL ESTATE
NOTE 5 – OTHER REAL ESTATE

A summary of other real estate activity for the years ended December 31 follows (1):

	2021	2020	2019
	(In thousands)
Balance at beginning of year, net of valuation allowance	$738	$1,715	$1,178
Loans transferred to other real estate	253	332	2,242
Sales of other real estate	(745)	(1,161)	(1,438)
Additions to valuation allowance charged to expense	(11)	(148)	(267)
Balance at end of year, net of valuation allowance	$235	$738	$1,715

(1)	Table excludes other repossessed assets totaling $0.01 million and $0.03 million at December 31, 2021 and 2020, respectively.

We periodically review our real estate properties and establish valuation allowances on these properties if values have declined since the date of acquisition. An analysis of our valuation allowance for other real estate follows:

	2021	2020	2019
	(In thousands)
Balance at beginning of year	$90	$92	$144
Additions charged to expense	11	148	267
Direct write-downs upon sale	(70)	(150)	(319)
Balance at end of year	$31	$90	$92

At December 31, 2021 and 2020, the balance of other real estate includes $0.2 million and $0.7 million, respectively of foreclosed residential real estate properties. Retail mortgage loans secured by residential real estate properties for which formal foreclosure proceedings are in process according to local requirements totaled $0.6 million and $0.3 million at December 31, 2021 and 2020, respectively.

Other real estate and repossessed assets totaling $0.2 million and $0.8 million at December 31, 2021 and 2020, respectively, are presented net of the valuation allowance on the Consolidated Statements of Financial Condition.